[USAA EAGLE LOGO (R)]
 USAA MANAGED ALLOCATION FUND
SUPPLEMENT DATED MARCH 9, 2016
TO THE FUNDS’ PROSPECTUS
DATED OCTOBER 1, 2015

This Supplement updates certain information contained in the above-dated prospectus for the USAA Managed Allocation Fund. Please review this important information carefully.

The following disclosure is hereby added to the Fund’s Portfolio Manager(s) section on page 6:

Lance Humphrey, CFA, Executive Director of Global Multi Asset Portfolios, has co-managed the Fund since March 2016.

The following disclosure is hereby added to the Fund’s Portfolio Manager(s) section on page 22:

Lance Humphrey, CFA, Executive Director of Global Multi Asset Portfolios, has co-managed the Fund since March 2016. Mr. Humphrey has 10 years of investment experience and has worked for us for nine years. Education: B.A., Finance, Texas State University. He holds the CFA designation and is a member of the CFA Society of San Antonio.

98494-0316